UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            June 5, 2003

Isco, Inc.
(Exact name of registrant as specified in its charter)

Nebraska	0-4429	47-0461807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Superior Street, Lincoln, NE 68504
(Address of Principal Executive Offices and Zip Code)

(402) 464-0231
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits

(c)     Exhibits – The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of third Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release – “Isco Reports Third Quarter Fiscal 2003 Results

Item 9.   Regulation FD Disclosure

On June 5, 2003, Isco, Inc. issued a press release announcing earnings for the third fiscal quarter and nine months ended April 25, 2003.  A copy of the news release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Isco, Inc. pursuant to Item 9 and Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isco, Inc.

Date: June 5, 2003	BY: /s/ Vicki L. Benne
Vicki L. Benne
Chief Financial Officer and Treasurer